EXHIBIT 4.76

                   AMENDED AND RESTATED MANAGEMENT AGREEMENT

                                    BETWEEN

                              IMA EXPLORATION INC.
                                      AND
                      OXBOW INTERNATIONAL MARKETING CORP.

                                 EFFECTIVE DATE

                                  MAY 1, 2006







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                    AMENDED AND RESTATED MANAGEMENT AGREEMENT

THIS AGREEMENT, originally made and effective as of the 1st day of July, 1999, is amended and restated with effect as of the 1st day of May, 2006 (the "Effective Date") BETWEEN: IMA EXPLORATION INC., having an office at 709 - 837 West Hastings Street, Vancouver, British Columbia,V6C 3N6 (the "Corporation") OF THE FIRST PART AND: OXBOW INTERNATIONAL MARKETING CORP. having an office at 3860 Moscrop Avenue, Burnaby, British Columbia, V5G 2C9 (the "Contractor") OF THE SECOND PART AND WITNESS THAT WHEREAS:

A. The Contractor is a private corporation engaged in the provision of executive level management services, primarily through its principal, Mr. Joseph Grosso.

B. Pursuant to a Management Agreement made and effective as of the 1st day of July, 1999 between the Corporation and the Contractor (the "Original Management Agreement") the Corporation retained the Contractor to provide services with respect to the corporate and administrative affairs of the Corporation, as more particularly set out therein.

C. The Corporation and the Contractor have agreed to amend certain provisions of the Original Management Agreement and have agreed to enter into this Amended and Restated Management Agreement with effect as and from the Effective Date to record their respective rights and obligations.

NOW THEREFORE, In consideration of the mutual covenants, premises, agreements and conditions herein contained and other good and valuable consideration (the receipt and authenticity and sufficiency of which is hereby acknowledged by the parties) the Contractor and the Corporation hereby agree as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided:

1.1.1 "ACCRUED FEES" means any portion of any Annual Fee that has been accrued but not yet paid to the Consultant as at the date of the termination of this Agreement ;

1.1.2    "ACCRUED   EXPENSES"  means  any  Expenses  in  respect  of  which  the
         Consultant is entitled to re-imbursement as at the date of termination of this Agreement;

1.1.3 "ANNUAL FEE" means the sum payable by the Corporation to the Contractor pursuant hereto in consideration of the performance of the Services in respect of each year of the Term, and which is, as at the Effective Date, the sum of $250,000 per annum, pro rated in respect of partial years, and payable in equal consecutive monthly installments by payment of the Monthly Installments;

1.1.4 "BUSINESS DAY" means any day on which the Corporation's bankers located in Vancouver, British Columbia, are open for business during normal banking hours, other than a Saturday or a Sunday;

1.1.5 "CHANGE OF CONTROL" For the purposes of this Agreement, a "Change of Control" shall be deemed to have occurred when any of the following occur: (a) a majority of the directors elected at any annual or special general meeting of shareholders of the Corporation are not individuals

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         nominated by the Corporation's  then incumbent Board of Directors;  (b)
         an event or series of events occurs, including, without limitation, a take over bid (as defined in the Securities Act (British Columbia), as a result of which any person or entity becomes the beneficial owner of shares representing 25% or more of the combined voting power of the voting securities of the Corporation; (c) there is a merger or amalgamation of the Corporation with one or more corporations as a result of which immediately following such merger or amalgamation, the shareholders of the Corporation as a group will hold less than a majority of the outstanding capital stock of the surviving corporation; or; (d) the Corporation sells all or substantially all of its assets;

1.1.6 "DEFERRED BONUS" means the sum of $461,500 payable by the Corporation to the Contractor in accordance with the provisions hereof;

1.1.7    "EFFECTIVE DATE" means May 1st, 2006;

1.1.8 "EXPENSES" means all reasonable expenses incurred by the Contractor in connection with the business of the Corporation or any of its subsidiaries, including without limitation travel expenses, car rentals, food and lodging, sundry expenses, and all other out of pocket expenses.

1.1.9    "HEREIN"  and  "HEREUNDER"  and other words of similar  import refer to
         this  Agreement  as  a  whole  and  not  to  any  particular   section,
         sub-section or other subdivision, unless otherwise expressly provided;

1.1.10 "MONTHLY INSTALLMENT" means each monthly installment of the Annual Fee payable by the Corporation to the Contractor pursuant to Section 3.1 hereof and which is, as at the Effective Date, the sum of $20,833.33 per month;

1.1.11 "SERVICES" means: (a) making available to the Corporation the services of Mr. Joeseph Grosso on a full time basis to act as President and
         Chief Executive Officer of the Corporation and to assist the Corporation on all aspects of its business, including by not limited to strategic planning, financing, acquisitions and dispositions and corporate structuring; (b) liaison with the Corporation's professional representatives on matters other than of a general administrative nature; (c) liaison with respect to regulatory policy and procedure and liaison with regulators and stock exchange officials; (d) assistance and advice with respect to strategic planning, corporate structuring, financing alternatives and corporate objectives; and (e) such further and other corporate services as the board of directors of the Corporation may, from time to time, request and the Contractor may agree.

1.1.12 "TERM" means the term of this Agreement, commencing on the Effective Date and continuing until this Agreement is terminated in accordance with the provisions hereof; and

1.1.13 "THIS AGREEMENT" means this Amended and Restated Management Agreement, as it may from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

1.2 INTERPRETATION. In this Agreement: (a) all references to currency mean lawful currency of Canada; and (b) the headings are for convenience only and are not intended as a guide to interpretation of this Agreement or any portion hereof;


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2.       ENGAGEMENT CONFIRMED

2.1 ENGAGEMENT. The Corporation hereby confirms the engagement of the Contractor to continue to provide the Services during the Term on the terms and conditions herein set forth and the Contractor hereby agrees to continue to provide the Services to the Corporation during the Term on the terms and conditions herein set forth.

3.       COMPENSATION

3.1 FEES. During the Term the Corporation will pay the Contractor in respect of each calendar year of the Term the Annual Fee, prorated in respect of partial calendar years. The Corporation will pay the Annual Fee by paying to the Contractor, on the first day of each month during each year of the Term the Monthly Installment, without set-off abatement or deduction.

3.2 REIMBURSEMENT OF EXPENSES. During the Term, in addition to paying the Annual Fee, the Corporation will reimburse the Contractor for all Expenses within 15 days of presentation of receipts or other evidence satisfactory to the Corporation in respect to such Expenses.

3.3 STOCK OPTIONS. The Corporation will grant the Contractor, stock options in an amount and on terms determined by the Board of Directors of the Corporation from time to time.

3.4 DEFERRED BONUS. In addition to the foregoing, the Corporation shall pay to the Contractor the Deferred Bonus but only as hereinafter expressly provided.

3.5 ADJUSTMENT TO COMPENSATION. On each anniversary of the Effective Date during the term of this Agreement, the Board of Directors of the Corporation, or a committee of such a board, will carry out an objective review of the terms of reference of this Agreement and the Contractor's performance, including agreements in the marketplace, and, if warranted, the compensation provided herein may be increased by the Corporation (but not decreased) for the following year of the Term, and thereafter.

4.       CONTRACTOR'S RIGHT TO TERMINATE

4.1 SIXTY DAYS NOTICE. The Contractor may at any time terminate its obligations under this Agreement by delivering written notice of termination to the Corporation. The Agreement shall terminate on the date specified in the said written notice, provided that the date of termination shall not be less than 60 days after the date of delivery of such notice to the Corporation. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination.

4.2 DEFAULT BY CORPORATION. The Contractor may at any time terminate its obligations under this Agreement if there has been a material breach or default of any term of this Agreement by the Corporation and such material breach or default has not been remedied, or waived by the Contractor, within 30 days after written notice of the material breach or default has been delivered by the Contractor to the Corporation. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the


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aggregate  of:  (a)  all  Accrued  Fees  and  Accrued  Expenses  to the  date of termination; (b) the Deferred Bonus; and, (c) an amount equal to the Annual Fee.

4.3 CHANGE OF CONTROL. In the event of a Change of Control of the Corporation, the Contractor may terminate the Contractor's obligations under this Agreement by delivering to the Corporation, within 180 days of the date on which the Change of Control occurs, written notice of termination. The Agreement shall terminate on the date specified in the said written notice, provided that the date of termination shall not be less than 30 days after the date of delivery of such notice to the Corporation. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination; (b) the Deferred Bonus; and, (c) an amount equal to three times the Annual Fee;

5.       CORPORATION'S RIGHT TO TERMINATE

5.1 CAUSE. The Corporation may terminate the Contractor's engagement under this Agreement by delivering to the Contractor written notice of termination if the Contractor or any of its directors, officers, or employees has acted unlawfully, dishonestly, in bad faith or negligently with respect to the business of the Corporation to the extent that it has a material and adverse effect on the Corporation, or has acted in any way which would permit the Corporation to terminate the Agreement "for cause" at common law if the Contractor or any of its directors, officers or employees were employees of the Corporation. The Agreement shall terminate on the date specified in the said written notice. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination.

5.2 CONVICTION. The Corporation may terminate the Contractor's engagement under this Agreement by delivering to the Contractor written notice of termination if the Contractor or any of its directors, officers or employees have been convicted of any crime or fraud against the Corporation or its property or any felony offense or crime reasonably likely to bring discredit upon the Contractor or the Corporation. The Agreement shall terminate on the date specified in the said written notice. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination.

5.3 BANKRUPTCY. The Corporation may terminate the Contractor's engagement under this Agreement by delivering to the Contractor written notice of termination if the Contractor or any of its directors, officers or employees files a voluntary petition in bankruptcy, or is adjudicated bankrupt or insolvent, or files any petition or answer under any present or future statute or law relating to bankruptcy, insolvency or other relief for debtors. The Agreement shall terminate on the date specified in the said written notice. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination

5.4 DEFAULT BY CONTRACTOR. The Corporation may terminate the Contractor's engagement under this Agreement by delivering to the Contractor written notice of termination if there has been a material breach or default of any term of this Agreement by the Contractor and such material breach or default has not

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been remedied, or waived by the Corporation, within 30 days after written notice of the material breach or default has been delivered by the Corporation to the Contractor. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination.

5.5 DEATH OR DISABILITY. The Corporation may terminate the Contractor's engagement under this Agreement by delivering to the Contractor written notice of termination if Joseph Grosso dies or becomes permanently disabled, as determined by a competent physician chosen by the Corporation, or disabled for a period exceeding 360 consecutive days or 360 days calculated on a cumulative basis over any two year period during the Term of this Agreement. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination; (b) the Deferred Bonus; and,
(c) an amount equal to the Annual Fee.

5.6 CHANGE OF CONTROL. In the event of a Change of Control of the Corporation, the Corporation may terminate the Contractor's engagement under this Agreement by delivering to the Contractor, within 180 days of the date on which the Change of Control occurs, written notice of termination. The Agreement shall terminate on the date specified in the said written notice, provided that the date of termination shall not be less than 30 days after the date of delivery of such notice to the Contractor. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination; (b) the Deferred Bonus; and, (c) an amount equal to three times the Annual Fee;

5.7 NOTICE. The Corporation may at any time terminate the Contractor's engagement under this Agreement by delivering written notice of termination to the Contractor. The Agreement shall terminate on the date specified in the said written notice. Upon termination pursuant to this provision the Contractor shall be entitled to receive and the Corporation shall pay to the Contractor within three Business Days after the date of such termination the aggregate of: (a) all Accrued Fees and Accrued Expenses to the date of termination; (b) the Deferred Bonus; and, (c) an amount equal to three times the Annual Fee;

6.       PAYMENTS TO CONTRACTOR.

6.1 PAYMENT OPTIONS. The Contractor may, by notice to the Corporation, elect to take any payments to which it is entitled pursuant to the provisions of any subsection of Sections 4 or 5, as the case my be, in a lump sum payment, or in installments over such period as the Contractor my specify.

6.2 LIQUIDATED DAMAGES. Any payments made pursuant to Sections 4 or 5 will be made as liquidated damages and not as a penalty, and the parties have agreed in advance that such amount represent a genuine pre-estimate of the damages to be suffered by the Contractor should this Agreement be terminated pursuant to the provisions of either Section 4 or 5.


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7.       GENERAL

7.1 CONFIDENTIALITY. The Contractor shall not either during the continuance of its engagement or anytime thereafter divulge, publish or otherwise reveal either directly or indirectly or through any person, firm or corporation the private affairs or secrets of the Corporation, its subsidiaries or affiliates to any person or persons other than the directors of the Corporation and shall not without the written consent of the Corporation either during the continuance of its engagement or at any time thereafter, use for its own purpose or any purpose other than those of the Corporation any information it may acquire in relation to the business and affairs of the Corporation except such information which is in the public domain or is required by law to be disclosed. The Contractor agrees, during the term of its engagement and at all times thereafter to keep confidential all information and material provided to it by the Corporation, excepting only such information as is already known to the public or required by law to be disclosed, and including any such information and material in relation to any customer, vendor or other party transacting business with the Corporation and not to release, use or disclose the same, except with the prior written permission of the Corporation. The within understanding shall survive the termination of this Agreement or of the Contractor's engagement even if occasioned by the Corporation's breach or wrongful termination. The Contractor will cause all of its directors, officers, employees, advisors and consultants to comply with this section 7.1.

7.2 INDEPENDENT CONTRACTOR. In performing the Services hereunder, the Contractor shall operate as and shall have the status of an independent contractor and shall not act or hold itself out as or be an agent of the Corporation and shall not bind the Corporation to any agreement or transaction.

7.3 SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

7.4 ENUREMENT. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

7.5 NOTICES. Unless otherwise specified in this Agreement, any notice or other communication required to be given by any party pursuant to this Agreement must be in writing, given by letter or notice delivered by hand or first-class prepaid post or transmitted by facsimile transmission, and addressed to the recipient and sent to the address and facsimile number of the recipient set out below, marked for the attention of the representative set out below:

         (a)      If to the Contractor:
                       Oxbow International Marketing Corporation
                       3860 Moscrop Avenue
                       Burnaby, BC V5G 2C9
                       Fax: 604-430-3016

         (b)      If to the Corporation:
                       IMA  Exploration  Inc.
                       709 - 837 West Hastings Street
                       Vancouver, BC V6C 3N6
                       Fax: 604-687-1858

Any notice personally delivered shall be deemed to have been given by the sender and received by the addressee at the time of delivery. Any notice sent by

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facsimile  shall be deemed to have been given by the sender and  received by the addressee on the first business day after it was transmitted.

7.6      GOVERNING   LAW.  The  validity,   interpretation,   construction   and
performance of the Agreement shall be governed by the laws of the Province of British Columbia and the parties hereby irrevocably attorn to the jurisdiction of the courts of British Columbia.

7.7 WAIVER. No provisions of this Agreement may be modified, waived or discharged unless such waiver modification or discharge is agreed to in writing signed by the Contractor and Corporation. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with any condition or provision of this Agreement to be preformed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

7.8 ENTIRE AGREEMENT. This Agreement constitutes the entire amended and restated agreement between the parties hereto and supersedes all previous expectations, understanding, communications, representations and agreements, whether verbal or written between the parties hereto with respect to the subject matter of this Agreement, including without limitation the Original Management Agreement, No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in the Agreement.

7.9 NO ASSIGNMENT. This Agreement may not be assigned by either party hereto without the written consent of the other.

7.10 COUNTERPARTS.This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single agreement which may be sufficiently evidenced by one counterpart. A facsimile of an executed counterpart hereof is hereby deemed to be an originally executed counterpart hereof

IN WITNESS WHEREOF the parties have caused this Agreement to be executed and delivered as of the Effective Date.

IMA EXPLORATION INC.
Per:

/s/ Arthur Lang
____________________
Authorized Signatory

OXBOW INTERNATIONAL MARKETING CORP.
Per:

/s/ Joseph Grosso
____________________
Joseph Grosso
President





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